UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________ Form 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020
EASTMAN KODAK COMPANY (Exact name of registrant as specified in its charter)
NEW JERSEY (State or other jurisdiction of incorporation)	1-87 (Commission File Number)	16-0417150 (IRS Employer Identification No.)
343 State Street Rochester, NY 14650 (Address of principal executive offices with zip code)
(585) 724-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KODK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Eastman Kodak Company (the “Company”) was held virtually on May 20, 2020 at 1:00 p.m. ET.  The Company filed its definitive Proxy Statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 9, 2020.  As of March 26, 2020, the record date for the Annual Meeting, there were 43,675,070 shares of common stock and 2,000,000 shares of 5.50% Series A convertible preferred stock (“Series A Preferred Stock”) issued and outstanding.  Holders of shares of common stock and Series A Preferred Stock vote together as a single class, with holders of common stock having one vote per share and holders of Series A Preferred Stock having 5.7471 votes per share (representing the number of shares of common stock into which each share of Series A Preferred Stock was convertible as of the record date).  Accordingly, a total of 55,169,270 votes were entitled to be cast at the Annual Meeting.  Holders of shares representing an aggregate of 49,123,298 votes were present or represented at the Annual Meeting, constituting a quorum for the transaction of business.

The results of the votes on matters submitted to security holders at the Annual Meeting were as follows:

1.

Shareholders re-elected each of the Company’s nominees for director to serve a term of one year to expire at the 2021 Annual Meeting of shareholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard Todd Bradley	38,461,641	1,727,052	29,308	8,905,297
James V. Continenza	39,680,250	518,550	19,201	8,905,297
Jeffrey D. Engelberg	39,068,690	1,125,475	23,836	8,905,297
George Karfunkel	39,536,935	657,539	23,527	8,905,297
Philippe D. Katz	39,225,280	970,432	22,289	8,905,297
Jason New	38,914,670	1,274,608	28,723	8,905,297
William G. Parrett	39,542,094	646,254	29,653	8,905,297

2.	Shareholders approved, through an advisory vote, the compensation of the Company’s Named Executive Officers (as set forth in the definitive Proxy Statement), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,285,223	822,147	110,631	8,905,297

3.	Shareholders approved, through an advisory vote, the frequency of future advisory votes on the compensation of our named executive officers, as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
39,530,449	543,677	86,944	56,931	8,905,297

4.	Shareholders approved the amendment and restatement of the Company’s 2013 Omnibus Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,735,100	1,333,777	149,124	8,905,297

5.

Shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to serve a one-year term beginning on the date of the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions
48,798,752	179,735	144,811

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:/s/	Roger W. Byrd
Roger W. Byrd
General Counsel, Secretary and Senior Vice President

Date:  May 27, 2020

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